                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): MARCH 16, 2010 (MARCH 11, 2010)

                            INKSURE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-24431                 84-1417774
          --------                   ---------                 ----------
(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)           Identification No.)

                   P.O. BOX 7006, AUDUBON, PENNSYLVANIA   19407
                 ----------------------------------------------
              (Address of principal executive offices) (Zip Code)

                                +(972) 8936 5583
                                ----------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     On March 11, 2010 InkSure Technologies Inc. (the "Company") closed a private placement financing, raising a total amount of $3,125,000 from twenty different accredited investors (the "Investors"). In connection with the private placement, the Company issued to the Investors a total of 25,000,000 shares of its common stock at a purchase price of $0.125 per share (the "Shares"). The
Shares were not registered and were issued pursuant to exemptions provided by
Section 4(2) of the Securities Act of 1933 (the "Act"), Regulation D thereunder, and therefore can only be transferred by the Investors in accordance with available exemption under the Act.

     The Company has used the proceeds from the private placement to retire all of its outstanding convertible debt, which was evidenced by senior secured convertible notes (the "Notes") in the total amount of $2,000,000. The Notes, which were convertible to shares of common stock of the Company at a price of
$0.60 per share, were secured by all of the assets of the Company and its subsidiaries, and were due on September 30, 2010, were assigned to a group of seven different Investors in accordance with the purchase of the Company's total outstanding convertible debts by such Investors on January 19, 2010. The group of Investors, which purchased the Notes includes: Sinfo Holdings BVI, Peleg
Investment Management LLC, Pierre L. Schoenheimer, Yaron Meerfeld, T&M
Trusteeship and Management Services, Yusuf Taragano and Leonard Lichter. Peleg
Investment Management LLC is controlled by Mr. Gadi Peleg, the Chairman of the
Board of Directors of the Company, Mr. Pierre Schoenheimer is a director of the
Company, Mr. Yaron Meerfeld is a director and Chief Operating Officer of the
Company and Mr. Leonard Lichter is a partner with Lichter Gliedman Offenkrantz
PC, a law firm that provided legal services to the Company in connection with the private placement.

     An additional $1,000,000 of the proceeds was used to replenish the
$1,000,000 used by the Company to purchase its share in connection with the
January 19, 2010 convertible debt purchase. The balance of the private placement proceeds of $125,000 will be used to pay the legal and other costs of the private placement and the debt repurchase, and for working capital purposes.

     No person acted as placement agent in connection with this offering.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

(d)  Exhibits

EXHIBIT 10.1 - Form of Subscription Agreement

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                INKSURE TECHNOLOGIES, INC.
                                                (Registrant)

                                                By: /s/ Tal Gilat
                                                -----------------
                                                Name: Tal Gilat
                                                Title: Chief Executive Officer

Date:  March 16, 2010

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